Exhibit 99.2

1Q26 Quarterly Supplement

Wells Fargo & Company and Subsidiaries
QUARTERLY FINANCIAL DATA
Financial results reported in this document are preliminary. Final financial results and other disclosures will be reported in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and may differ materially from the results and disclosures in this document due to, among other things, the completion of final review procedures, the occurrence of subsequent events, or the discovery of additional information.

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA

	Quarter ended					Mar 31, 2026 % Change from
(in millions, except ratios and per share amounts)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Selected Income Statement Data
Total revenue	$21,446	21,292	21,436	20,822	20,149	1%	6
Noninterest expense	14,330	13,726	13,846	13,379	13,891	4	3
Pre-tax pre-provision profit (PTPP) (1)	7,116	7,566	7,590	7,443	6,258	(6)	14
Provision for credit losses (2)	1,135	1,040	681	1,005	932	9	22
Wells Fargo net income	5,253	5,361	5,589	5,494	4,894	(2)	7
Wells Fargo net income applicable to common stock	5,000	5,114	5,341	5,214	4,616	(2)	8

Common Share Data
Diluted earnings per common share	1.60	1.62	1.66	1.60	1.39	(1)	15
Dividends declared per common share	0.45	0.45	0.45	0.40	0.40	—	13
Common shares outstanding	3,064.3	3,092.6	3,148.9	3,220.4	3,261.7	(1)	(6)
Average common shares outstanding	3,080.0	3,113.8	3,182.2	3,232.7	3,280.4	(1)	(6)
Diluted average common shares outstanding	3,117.7	3,159.0	3,223.5	3,267.0	3,321.6	(1)	(6)
Book value per common share (3)	$53.25	53.24	52.30	51.13	49.86	—	7
Tangible book value per common share (3)(4)	44.98	45.02	44.18	43.18	42.24	—	6

Selected Equity Data (period-end)
Total equity	180,313	183,038	183,012	182,954	182,906	(1)	(1)
Common stockholders' equity	163,188	164,651	164,687	164,644	162,627	(1)	—
Tangible common equity (4)	137,817	139,219	139,119	139,057	137,776	(1)	—

Performance Ratios
Return on average assets (ROA) (5)	0.98%	1.02	1.10	1.14	1.03
Return on average equity (ROE) (6)	12.2	12.3	12.8	12.8	11.5
Return on average tangible common equity (ROTCE) (4)	14.5	14.5	15.2	15.2	13.6
Efficiency ratio (7)	67	64	65	64	69
Net interest margin on a taxable-equivalent basis	2.47	2.60	2.61	2.68	2.67
Average deposit cost	1.43	1.44	1.54	1.52	1.58
(1)Pre-tax pre-provision profit (PTPP) is total revenue less noninterest expense. Management believes that PTPP is a useful financial measure because it enables investors and others to assess the Company’s ability to generate capital to cover credit losses through a credit cycle.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.
(3)Book value per common share is common stockholders' equity divided by common shares outstanding. Tangible book value per common share is tangible common equity divided by common shares outstanding.
(4)Tangible common equity, tangible book value per common share, and return on average tangible common equity are non-GAAP financial measures. For additional information, including a corresponding reconciliation to GAAP financial measures, see the “Tangible Common Equity” tables on pages 23 and 24.
(5)Represents Wells Fargo net income divided by average assets.
(6)Represents Wells Fargo net income applicable to common stock divided by average common stockholders’ equity.
(7)The efficiency ratio is noninterest expense divided by total revenue (net interest income and noninterest income).

Wells Fargo & Company and Subsidiaries
SUMMARY FINANCIAL DATA (continued)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Selected Balance Sheet Data (average)
Loans	$996,025	955,849	928,677	916,719	908,182	4%	10
Assets	2,168,224	2,079,777	2,010,200	1,933,371	1,919,661	4	13
Deposits	1,415,034	1,377,718	1,339,939	1,331,651	1,339,328	3	6

Selected Balance Sheet Data (period-end)
Available-for-sale and held-to-maturity debt securities	426,953	421,596	420,914	406,362	403,456	1	6
Loans	1,016,787	986,167	943,102	924,418	913,842	3	11
Allowance for credit losses for loans	14,374	14,337	14,311	14,568	14,552	—	(1)
Assets	2,205,752	2,148,631	2,062,926	1,981,269	1,950,311	3	13
Deposits	1,454,939	1,426,207	1,367,361	1,340,703	1,361,728	2	7

Headcount (#) (period-end)	200,999	205,198	210,821	212,804	215,367	(2)	(7)

Capital and other metrics (1)
Risk-based capital ratios and components (2):
Standardized Approach:
Common Equity Tier 1 (CET1)	10.3%	10.6	11.0	11.1	11.1
Tier 1 capital	11.4	11.9	12.3	12.5	12.6
Total capital	13.8	14.3	14.8	15.0	15.2
Risk-weighted assets (RWAs) (in billions)	$1,315.6	1,294.6	1,242.4	1,225.9	1,222.0	2	8

Advanced Approach:
Common Equity Tier 1 (CET1)	12.0%	12.4	12.7	12.7	12.7
Tier 1 capital	13.4	13.8	14.3	14.3	14.5
Total capital	15.3	15.7	16.2	16.2	16.5
Risk-weighted assets (RWAs) (in billions)	$1,124.5	1,112.5	1,072.2	1,070.4	1,063.6	1	6

Tier 1 leverage ratio	7.0%	7.5	7.7	8.0	8.1
Supplementary Leverage Ratio (SLR)	5.9	6.2	6.4	6.7	6.8
Total Loss Absorbing Capacity (TLAC) Ratio (3)	23.0	23.2	24.6	24.4	25.1
Liquidity Coverage Ratio (LCR) (4)	120	119	121	121	125
(1)Ratios and metrics for March 31, 2026, are preliminary estimates.
(2)See the table on page 25 for more information on CET1, Tier 1 capital, and total capital.
(3)Represents TLAC divided by risk-weighted assets (RWAs), which is our binding TLAC ratio, determined by using the greater of RWAs under the Standardized and Advanced Approaches.
(4)Represents average high-quality liquid assets divided by average projected net cash outflows, as each is defined under the LCR rule.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED STATEMENT OF INCOME

	Quarter ended					Mar 31, 2026 % Change from
(in millions, except per share amounts)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Interest income	$22,445	22,602	22,419	21,320	20,973	(1)%	7
Interest expense	10,349	10,271	10,469	9,612	9,478	1	9
Net interest income	12,096	12,331	11,950	11,708	11,495	(2)	5
Noninterest income
Deposit-related fees	1,319	1,291	1,290	1,249	1,269	2	4
Lending-related fees	393	393	384	373	364	—	8
Investment advisory and other asset-based fees	2,824	2,803	2,660	2,499	2,536	1	11
Commissions and brokerage services fees	667	657	651	610	638	2	5
Investment banking fees	796	716	840	696	775	11	3
Card fees (1)	1,138	1,149	1,223	1,173	1,044	(1)	9
Mortgage banking	201	322	268	230	332	(38)	(39)
Net gains from trading activities	1,351	979	1,408	1,376	1,384	38	(2)
Net gains (losses) from debt securities	—	3	—	—	(147)	(100)	100
Net gains (losses) from equity securities	172	319	149	119	(343)	(46)	150
Other	489	329	613	789	802	49	(39)
Total noninterest income	9,350	8,961	9,486	9,114	8,654	4	8
Total revenue	21,446	21,292	21,436	20,822	20,149	1	6
Provision for credit losses (2)	1,135	1,040	681	1,005	932	9	22
Noninterest expense
Personnel	9,593	9,077	9,021	8,709	9,474	6	1
Technology, telecommunications and equipment	1,397	1,374	1,319	1,287	1,223	2	14
Occupancy	778	840	784	766	761	(7)	2
Professional and outside services	1,066	1,236	1,177	1,089	1,038	(14)	3
Advertising and promotion	369	352	295	266	181	5	104
Other	1,127	847	1,250	1,262	1,214	33	(7)
Total noninterest expense	14,330	13,726	13,846	13,379	13,891	4	3
Income before income tax expense	5,981	6,526	6,909	6,438	5,326	(8)	12
Income tax expense	691	1,103	1,300	916	522	(37)	32
Net income before noncontrolling interests	5,290	5,423	5,609	5,522	4,804	(2)	10
Less: Net income (loss) from noncontrolling interests	37	62	20	28	(90)	(40)	141
Wells Fargo net income	$5,253	5,361	5,589	5,494	4,894	(2)%	7
Less: Preferred stock dividends and other	253	247	248	280	278	2	(9)
Wells Fargo net income applicable to common stock	$5,000	5,114	5,341	5,214	4,616	(2)%	8
Per share information
Earnings per common share	$1.62	1.64	1.68	1.61	1.41	(1)%	15
Diluted earnings per common share	1.60	1.62	1.66	1.60	1.39	(1)	15
(1)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(2)Includes provision for credit losses for loans, debt securities, and other financial assets.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED BALANCE SHEET

						Mar 31, 2026 % Change from
(in millions, except shares)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Assets
Cash and due from banks	$33,543	39,182	34,801	35,081	35,256	(14)%	(5)
Interest-earning deposits with banks	141,241	135,028	139,524	159,480	142,309	5	(1)
Federal funds sold and securities borrowed or purchased under resale agreements	215,599	193,929	154,576	104,815	126,830	11	70
Trading assets	221,711	227,935	225,624	192,933	179,707	(3)	23
Available-for-sale debt securities	222,873	213,573	206,682	184,869	176,229	4	26
Held-to-maturity debt securities	204,080	208,023	214,232	221,493	227,227	(2)	(10)
Loans	1,016,787	986,167	943,102	924,418	913,842	3	11
Allowance for loan losses	(13,864)	(13,797)	(13,744)	(13,961)	(14,029)	—	1
Net loans	1,002,923	972,370	929,358	910,457	899,813	3	11
Premises and equipment, net	11,499	11,395	11,040	10,768	10,357	1	11
Goodwill	24,965	24,967	25,069	25,071	25,066	—	—
Equity securities	41,126	40,932	39,267	39,051	40,281	—	2
Other assets	86,192	81,297	82,753	97,251	87,236	6	(1)
Total assets	$2,205,752	2,148,631	2,062,926	1,981,269	1,950,311	3	13
Liabilities
Noninterest-bearing deposits	$365,712	365,368	366,814	370,844	377,443	—	(3)
Interest-bearing deposits	1,089,227	1,060,839	1,000,547	969,859	984,285	3	11
Total deposits	1,454,939	1,426,207	1,367,361	1,340,703	1,361,728	2	7
Federal funds purchased and securities loaned or sold under repurchase agreements	234,371	232,687	202,274	161,618	124,825	1	88
Short-term borrowings	32,282	18,323	16,449	13,361	2,324	76	NM
Trading liabilities	53,647	45,468	45,258	43,531	44,878	18	20
Accrued expenses and other liabilities	66,259	68,196	70,799	62,865	59,990	(3)	10
Long-term debt	183,941	174,712	177,773	176,237	173,660	5	6
Total liabilities	2,025,439	1,965,593	1,879,914	1,798,315	1,767,405	3	15
Equity
Wells Fargo stockholders’ equity:
Preferred stock	15,348	16,608	16,608	16,608	18,608	(8)	(18)
Common stock – $1-2/3 par value, authorized 9,000,000,000 shares; issued 5,481,811,474 shares	9,136	9,136	9,136	9,136	9,136	—	—
Additional paid-in capital	60,852	61,288	61,016	60,669	60,275	(1)	1
Retained earnings	232,459	228,873	225,189	221,308	217,405	2	7
Accumulated other comprehensive loss	(7,922)	(6,673)	(7,647)	(9,366)	(9,998)	(19)	21
Treasury stock (1)	(131,477)	(128,115)	(123,148)	(117,244)	(114,336)	(3)	(15)
Total Wells Fargo stockholders’ equity	178,396	181,117	181,154	181,111	181,090	(2)	(1)
Noncontrolling interests	1,917	1,921	1,858	1,843	1,816	—	6
Total equity	180,313	183,038	183,012	182,954	182,906	(1)	(1)
Total liabilities and equity	$2,205,752	2,148,631	2,062,926	1,981,269	1,950,311	3	13
NM – Not meaningful
(1)Number of shares of treasury stock were 2,417,471,421, 2,389,192,624, 2,332,874,793, 2,261,443,304, and 2,220,135,208 at March 31, 2026, and December 31, September 30, June 30, and March 31, 2025, respectively.

Wells Fargo & Company and Subsidiaries
AVERAGE BALANCES AND INTEREST RATES (TAXABLE-EQUIVALENT BASIS) (1)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Average Balances

Assets
Interest-earning deposits with banks	$152,119	144,428	158,704	137,136	150,855	5%	1
Federal funds sold and securities borrowed or purchased under resale agreements	192,250	159,759	120,900	105,987	101,175	20	90
Trading assets	192,209	183,706	172,409	157,704	156,417	5	23
Available-for-sale debt securities	217,181	212,487	200,309	187,390	175,550	2	24
Held-to-maturity debt securities	209,089	213,545	221,447	227,525	233,952	(2)	(11)
Loans	996,025	955,849	928,677	916,719	908,182	4	10
Equity securities	13,123	11,712	12,450	12,039	12,084	12	9
Other interest-earning assets	15,321	17,809	17,614	17,660	14,102	(14)	9
Total interest-earning assets	1,987,317	1,899,295	1,832,510	1,762,160	1,752,317	5	13
Total noninterest-earning assets	180,907	180,482	177,690	171,211	167,344	—	8
Total assets	$2,168,224	2,079,777	2,010,200	1,933,371	1,919,661	4	13
Liabilities
Interest-bearing deposits	$1,064,033	1,020,494	984,197	970,684	972,927	4	9
Federal funds purchased and securities loaned or sold under repurchase agreements	242,429	215,871	182,636	130,388	115,503	12	110
Short-term borrowings	29,397	10,869	17,936	6,455	2,459	170	NM
Trading liabilities	35,831	35,702	33,086	30,937	30,561	—	17
Long-term debt	181,875	177,130	175,944	175,289	173,052	3	5
Other interest-bearing liabilities	20,498	19,619	20,382	20,906	18,618	4	10
Total interest-bearing liabilities	1,574,063	1,479,685	1,414,181	1,334,659	1,313,120	6	20
Noninterest-bearing deposits	351,001	357,224	355,742	360,967	366,401	(2)	(4)
Other noninterest-bearing liabilities	59,467	59,024	56,849	54,477	56,782	1	5
Total liabilities	1,984,531	1,895,933	1,826,772	1,750,103	1,736,303	5	14
Total equity	183,693	183,844	183,428	183,268	183,358	—	—
Total liabilities and equity	$2,168,224	2,079,777	2,010,200	1,933,371	1,919,661	4	13

Average Interest Rates

Interest-earning assets
Interest-earning deposits with banks	3.38%	3.65	4.01	3.96	3.96
Federal funds sold and securities borrowed or purchased under resale agreements	3.67	3.95	4.22	4.19	4.26
Trading assets	3.89	4.11	3.97	4.02	3.91
Available-for-sale debt securities	4.44	4.60	4.66	4.62	4.48
Held-to-maturity debt securities	2.27	2.27	2.32	2.35	2.41
Loans	5.62	5.78	5.97	5.95	5.96
Equity securities	2.79	2.64	2.22	2.19	2.62
Other interest-earning assets	3.55	4.78	5.61	4.24	4.59
Total interest-earning assets	4.58	4.75	4.88	4.87	4.85
Interest-bearing liabilities
Interest-bearing deposits	1.90	1.94	2.09	2.09	2.17
Federal funds purchased and securities loaned or sold under repurchase agreements	3.74	4.05	4.39	4.40	4.40
Short-term borrowings	4.04	4.47	4.68	5.04	5.48
Trading liabilities	3.15	3.23	3.20	3.19	3.17
Long-term debt	5.25	5.61	5.89	5.95	5.97
Other interest-bearing liabilities	3.60	3.61	3.75	3.61	3.52
Total interest-bearing liabilities	2.66	2.76	2.94	2.89	2.92

Interest rate spread on a taxable-equivalent basis (2)	1.92	1.99	1.94	1.98	1.93
Net interest margin on a taxable-equivalent basis (2)	2.47	2.60	2.61	2.68	2.67
NM – Not meaningful
(1)The average balance amounts represent amortized costs. The average interest rates are based on interest income or expense amounts for the period and are annualized, if applicable. Interest rates include the effects of hedge and risk management activities associated with the respective asset and liability categories.
(2)Includes taxable-equivalent adjustments of $72 million, $74 million, $75 million, $77 million, and $77 million for the quarters ended March 31, 2026, and December 31, September 30, June 30, and March 31, 2025, respectively, predominantly related to tax-exempt income on certain loans and securities. The federal statutory tax rate utilized was 21% for the periods presented.

Wells Fargo & Company and Subsidiaries
COMBINED SEGMENT RESULTS (1)

					Quarter ended March 31, 2026
(in millions)	Consumer Banking and Lending	Commercial Banking	Corporate and Investment Banking	Wealth and Investment Management	Corporate (2)	Reconciling Items (3)	Consolidated Company
Net interest income	$7,551	1,988	2,184	905	(460)	(72)	12,096
Noninterest income	2,447	1,132	3,094	2,970	228	(521)	9,350
Total revenue	9,998	3,120	5,278	3,875	(232)	(593)	21,446
Provision for credit losses	818	150	175	(10)	2	—	1,135
Noninterest expense	6,589	1,608	2,692	3,262	179	—	14,330
Income (loss) before income tax expense (benefit)	2,591	1,362	2,411	623	(413)	(593)	5,981
Income tax expense (benefit)	650	343	602	155	(466)	(593)	691
Net income before noncontrolling interests	1,941	1,019	1,809	468	53	—	5,290
Less: Net income from noncontrolling interests	—	2	—	—	35	—	37
Net income	$1,941	1,017	1,809	468	18	—	5,253

					Quarter ended December 31, 2025
Net interest income	$7,661	1,993	2,082	868	(199)	(74)	12,331
Noninterest income	2,449	1,086	2,534	2,953	388	(449)	8,961
Total revenue	10,110	3,079	4,616	3,821	189	(523)	21,292
Provision for credit losses	911	105	78	(9)	(45)	—	1,040
Noninterest expense	6,238	1,443	2,347	3,074	624	—	13,726
Income (loss) before income tax expense (benefit)	2,961	1,531	2,191	756	(390)	(523)	6,526
Income tax expense (benefit)	742	387	552	191	(246)	(523)	1,103
Net income (loss) before noncontrolling interests	2,219	1,144	1,639	565	(144)	—	5,423
Less: Net income from noncontrolling interests	—	2	—	—	60	—	62
Net income (loss)	$2,219	1,142	1,639	565	(204)	—	5,361

					Quarter ended March 31, 2025
Net interest income	$7,039	1,977	1,790	730	36	(77)	11,495
Noninterest income	2,344	948	3,274	2,674	(213)	(373)	8,654
Total revenue	9,383	2,925	5,064	3,404	(177)	(450)	20,149
Provision for credit losses	739	187	—	11	(5)	—	932
Noninterest expense	6,342	1,670	2,476	2,946	457	—	13,891
Income (loss) before income tax expense (benefit)	2,302	1,068	2,588	447	(629)	(450)	5,326
Income tax expense (benefit)	570	272	647	98	(615)	(450)	522
Net income (loss) before noncontrolling interests	1,732	796	1,941	349	(14)	—	4,804
Less: Net income (loss) from noncontrolling interests	—	2	—	—	(92)	—	(90)
Net income	$1,732	794	1,941	349	78	—	4,894
(1)The management reporting process is based on U.S. GAAP and includes specific adjustments, such as for funds transfer pricing for asset/liability management, shared revenues and expenses, and taxable-equivalent adjustments to consistently reflect income from taxable and tax-exempt sources, which allows management to assess performance across the operating segments. We define our operating segments by type of product and customer segment.
(2)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.
(3)Taxable-equivalent adjustments related to tax-exempt income on certain loans and debt securities are included in net interest income, while taxable-equivalent adjustments related to income tax credits for affordable housing and renewable energy investments are included in noninterest income, in each case with corresponding impacts to income tax expense (benefit). Adjustments are included in Corporate, Commercial Banking, and Corporate and Investment Banking and are eliminated to reconcile to the Company’s consolidated financial results.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (1)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Income Statement
Net interest income	$7,551	7,661	7,628	7,305	7,039	(1)%	7
Noninterest income:
Deposit-related fees	720	693	698	653	651	4	11
Investment advisory and other asset-based fees	264	253	249	232	240	4	10
Commissions and brokerage services fees	115	118	133	111	113	(3)	2
Card fees (2)	1,064	1,088	1,162	1,109	978	(2)	9
Mortgage banking	163	179	199	169	222	(9)	(27)
Other	121	118	103	109	140	3	(14)
Total noninterest income	2,447	2,449	2,544	2,383	2,344	—	4
Total revenue	9,998	10,110	10,172	9,688	9,383	(1)	7
Net charge-offs	820	775	766	818	877	6	(6)
Change in the allowance for credit losses	(2)	136	1	127	(138)	NM	99
Provision for credit losses	818	911	767	945	739	(10)	11
Noninterest expense	6,589	6,238	6,376	6,179	6,342	6	4
Income before income tax expense	2,591	2,961	3,029	2,564	2,302	(12)	13
Income tax expense	650	742	759	641	570	(12)	14
Net income	$1,941	2,219	2,270	1,923	1,732	(13)	12
Revenue by Line of Business
Consumer, Small and Business Banking	$7,019	7,130	7,089	6,748	6,451	(2)	9
Credit Card	1,595	1,600	1,663	1,588	1,524	—	5
Home Lending	787	807	870	821	866	(2)	(9)
Auto	295	282	256	241	237	5	24
Personal Lending	302	291	294	290	305	4	(1)
Total revenue	$9,998	10,110	10,172	9,688	9,383	(1)	7
Selected Balance Sheet Data (average)
Loans by Line of Business:
Consumer, Small and Business Banking (3)	$17,399	17,201	17,520	9,513	9,448	1	84
Credit Card	53,041	52,898	51,121	49,947	50,109	—	6
Home Lending	198,493	200,226	201,803	203,556	205,507	(1)	(3)
Auto	52,567	48,699	44,775	42,366	42,498	8	24
Personal Lending	13,765	13,977	13,880	13,651	13,902	(2)	(1)
Total loans	$335,265	333,001	329,099	319,033	321,464	1	4
Total deposits (3)	816,621	807,643	808,942	805,537	799,882	1	2
Allocated capital (4)	33,000	45,500	45,500	45,500	45,500	(27)	(27)

Selected Balance Sheet Data (period-end)
Loans by Line of Business:
Consumer, Small and Business Banking (3)	$17,891	17,203	17,755	9,696	9,633	4	86
Credit Card	52,266	54,059	51,572	50,084	49,518	(3)	6
Home Lending	198,516	199,742	201,345	203,062	204,656	(1)	(3)
Auto	54,279	50,954	46,524	43,373	41,999	7	29
Personal Lending	13,608	14,052	13,984	13,790	13,656	(3)	—
Total loans	$336,560	336,010	331,180	320,005	319,462	—	5
Total deposits (3)	840,556	821,100	810,992	806,572	821,261	2	2
NM – Not meaningful
(1)In first quarter 2026, we moved the revenue, noninterest expense, loans, and deposits associated with clients who receive wealth management and financial planning services in our consumer bank branches from the Wealth and Investment Management operating segment to Consumer, Small and Business Banking. Prior period balances have been revised to conform with the current period presentation.
(2)In April 2025, we completed our acquisition of the remaining interest in our merchant services joint venture. Following the acquisition, the revenue from this business has been included in card fees. Prior to the acquisition, our share of the net earnings of the joint venture was included in other noninterest income.
(3)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers from the Commercial Banking operating segment to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.
(4)In first quarter 2026, we updated our assumptions and methodologies used to allocate capital as part of our periodic assessments.

Wells Fargo & Company and Subsidiaries
CONSUMER BANKING AND LENDING SEGMENT (continued)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Selected Metrics
Consumer Banking and Lending:
Return on allocated capital (1)(2)	23.1%	18.8	19.2	16.4	14.9
Efficiency ratio (1)(3)	66	62	63	64	68
Retail bank branches (#, period-end)	4,093	4,090	4,108	4,135	4,155	—%	(1)
Digital active customers (# in millions, period-end) (4)	38.1	37.2	37.0	36.6	36.7	2	4
Mobile active customers (# in millions, period-end) (4)	33.5	32.8	32.5	32.1	31.8	2	5

Consumer, Small and Business Banking:
Deposit spread (1)(5)	2.58%	2.60	2.59	2.53	2.44
Debit card purchase volume ($ in billions) (6)	$134.3	137.3	133.6	133.6	126.0	(2)	7
Debit card purchase transactions (# in millions) (6)	2,582	2,696	2,674	2,655	2,486	(4)	4
Client assets in advisory and brokerage accounts ($ in billions, period-end) (7)	$261	265	262	249	237	(2)	10

Home Lending:
Mortgage loan originations ($ in billions)	$6.3	7.5	7.0	7.4	4.4	(16)	43
% of originations held for sale (HFS)	24.4%	21.9	31.0	34.0	38.2
Third party mortgage loans serviced ($ in billions, period-end) (8)	$386.6	397.0	433.8	455.5	471.1	(3)	(18)
Home lending loans 30+ days delinquency rate (period-end) (9)(10)(11)	0.30%	0.31	0.32	0.30	0.29

Credit Card (6)(12):
Credit card purchase volume ($ in billions)	$40.0	42.2	40.3	39.9	36.7	(5)	9
Credit card new accounts (# in thousands)	631	710	707	452	396	(11)	59
Credit card loans 30+ days delinquency rate (period-end) (10)(11)	2.77%	2.78	2.68	2.63	2.81
Credit card loans 90+ days delinquency rate (period-end) (10)(11)	1.45	1.42	1.34	1.32	1.45

Auto:
Auto loan originations ($ in billions)	$9.7	10.2	8.8	6.9	4.6	(5)	111
Auto loans 30+ days delinquency rate (period-end) (10)(11)	1.26%	1.52	1.54	1.72	1.87
(1)In first quarter 2026, we moved the revenue, noninterest expense, loans, and deposits associated with clients who receive wealth management and financial planning services in our consumer bank branches from the Wealth and Investment Management operating segment to Consumer, Small and Business Banking. Prior period balances have been revised to conform with the current period presentation.
(2)Return on allocated capital is segment net income (loss) applicable to common stock divided by segment average allocated capital. Segment net income (loss) applicable to common stock is segment net income (loss) less allocated preferred stock dividends.
(3)Efficiency ratio is segment noninterest expense divided by segment total revenue (net interest income and noninterest income).
(4)Digital and mobile active customers is the number of consumer and small business customers who have logged on via a digital or mobile device, respectively, in the prior 90 days. Digital active customers includes both online and mobile customers.
(5)Deposit spread is (i) the internal funds transfer pricing credit on segment deposits minus interest paid to customers for segment deposits, divided by (ii) average segment deposits.
(6)Reflects combined activity for consumer and small business customers.
(7)In first quarter 2026, we moved the client assets, including advisory and other brokerage assets and deposits, associated with clients who receive wealth management and financial planning services in our consumer bank branches from the Wealth and Investment Management operating segment to Consumer, Small and Business Banking. Prior period balances have been included to conform with the current period presentation.
(8)Excludes residential mortgage loans subserviced for others.
(9)Excludes residential mortgage loans that are insured or guaranteed by U.S. government agencies.
(10)Excludes loans held for sale.
(11)Delinquency balances exclude nonaccrual loans.
(12)In first quarter 2026, credit card metrics were revised to exclude co-branded cards. Prior period balances have been revised to conform with the current period presentation.

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Income Statement
Net interest income	$1,988	1,993	1,949	1,983	1,977	—%	1
Noninterest income:
Deposit-related fees	319	320	311	324	335	—	(5)
Lending-related fees	150	147	144	138	136	2	10
Lease income	121	115	119	116	123	5	(2)
Other	542	504	518	372	354	8	53
Total noninterest income	1,132	1,086	1,092	950	948	4	19
Total revenue	3,120	3,079	3,041	2,933	2,925	1	7
Net charge-offs	58	96	83	98	41	(40)	41
Change in the allowance for credit losses	92	9	(44)	(141)	146	922	(37)
Provision for credit losses	150	105	39	(43)	187	43	(20)
Noninterest expense	1,608	1,443	1,445	1,519	1,670	11	(4)
Income before income tax expense	1,362	1,531	1,557	1,457	1,068	(11)	28
Income tax expense	343	387	393	369	272	(11)	26
Less: Net income from noncontrolling interests	2	2	2	2	2	—	—
Net income	$1,017	1,142	1,162	1,086	794	(11)	28

Revenue by Product
Lending and leasing	$1,250	1,254	1,251	1,262	1,267	—	(1)
Treasury management and payments	1,304	1,284	1,206	1,250	1,260	2	3
Other	566	541	584	421	398	5	42
Total revenue	$3,120	3,079	3,041	2,933	2,925	1	7

Selected Metrics
Return on allocated capital	15.0%	16.5	16.8	15.8	11.4
Efficiency ratio	52	47	48	52	57

Wells Fargo & Company and Subsidiaries
COMMERCIAL BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$174,308	170,565	166,946	167,134	164,113	2%	6
Commercial real estate	39,481	38,405	37,605	44,373	44,598	3	(11)
Lease financing and other	15,271	15,046	14,805	14,954	15,093	1	1
Total loans (1)	$229,060	224,016	219,356	226,461	223,804	2	2

Total deposits (1)	185,897	180,989	171,976	177,994	182,859	3	2
Allocated capital	26,000	26,000	26,000	26,000	26,000	—	—

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$181,173	173,931	170,031	169,958	168,369	4	8
Commercial real estate	40,029	39,227	38,030	44,484	44,788	2	(11)
Lease financing and other	15,375	15,469	15,174	15,102	15,109	(1)	2
Total loans (1)	$236,577	228,627	223,235	229,544	228,266	3	4

Total deposits (1)	189,802	190,004	176,954	179,848	181,469	—	5
(1)In third quarter 2025, we prospectively transferred approximately $8 billion of loans and approximately $6 billion of deposits related to certain business customers to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Income Statement
Net interest income	$2,184	2,082	1,870	1,815	1,790	5%	22
Noninterest income:
Deposit-related fees	274	272	273	266	275	1	—
Lending-related fees	217	220	214	209	201	(1)	8
Investment banking fees	844	694	826	700	765	22	10
Net gains from trading activities	1,382	927	1,367	1,335	1,358	49	2
Other	377	421	329	348	675	(10)	(44)
Total noninterest income	3,094	2,534	3,009	2,858	3,274	22	(5)
Total revenue	5,278	4,616	4,879	4,673	5,064	14	4
Net charge-offs	224	182	96	75	97	23	131
Change in the allowance for credit losses	(49)	(104)	(203)	28	(97)	53	49
Provision for credit losses	175	78	(107)	103	—	124	NM
Noninterest expense	2,692	2,347	2,362	2,251	2,476	15	9
Income before income tax expense	2,411	2,191	2,624	2,319	2,588	10	(7)
Income tax expense	602	552	658	582	647	9	(7)
Net income	$1,809	1,639	1,966	1,737	1,941	10	(7)

Revenue by Line of Business
Banking:
Lending	$700	656	647	601	618	7	13
Treasury Management and Payments	655	648	630	611	618	1	6
Investment Banking	602	457	554	463	534	32	13
Total Banking	1,957	1,761	1,831	1,675	1,770	11	11
Commercial Real Estate	1,146	1,236	1,186	1,212	1,449	(7)	(21)
Markets:
Fixed Income, Currencies, and Commodities (FICC)	1,583	1,164	1,355	1,391	1,382	36	15
Equities	543	453	450	387	448	20	21
Credit Adjustment (CVA/DVA/FVA) and Other	47	(15)	48	1	(3)	413	NM
Total Markets	2,173	1,602	1,853	1,779	1,827	36	19
Other	2	17	9	7	18	(88)	(89)
Total revenue	$5,278	4,616	4,879	4,673	5,064	14	4

Selected Metrics
Return on allocated capital	14.9%	13.8	16.8	14.9	17.0
Efficiency ratio	51	51	48	48	49
NM – Not meaningful

Wells Fargo & Company and Subsidiaries
CORPORATE AND INVESTMENT BANKING SEGMENT (continued)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Selected Balance Sheet Data (average)
Loans:
Commercial and industrial	$262,181	233,429	214,774	202,473	192,654	12%	36
Commercial real estate	80,134	79,437	81,121	83,413	84,633	1	(5)
Total loans	$342,315	312,866	295,895	285,886	277,287	9	23

Loans by Line of Business:
Banking	$117,741	100,961	92,787	88,994	86,528	17	36
Commercial Real Estate	119,452	116,584	117,115	117,917	117,318	2	2
Markets	105,122	95,321	85,993	78,975	73,441	10	43
Total loans	$342,315	312,866	295,895	285,886	277,287	9	23
Trading-related assets:
Trading assets, excluding derivative assets	$205,653	197,928	177,045	158,449	159,548	4	29
Derivative assets	22,375	22,392	22,682	23,404	19,688	—	14
Reverse repurchase agreements/securities borrowed	169,870	144,040	115,868	101,894	97,171	18	75
Total trading-related assets	$397,898	364,360	315,595	283,747	276,407	9	44
Total assets	801,973	735,281	679,877	641,499	611,037	9	31
Total deposits	214,345	214,520	204,056	202,420	203,914	—	5
Allocated capital (1)	46,500	44,000	44,000	44,000	44,000	6	6

Selected Balance Sheet Data (period-end)
Loans:
Commercial and industrial	$272,820	253,004	224,462	208,161	197,142	8	38
Commercial real estate	80,331	80,505	79,518	82,417	83,522	—	(4)
Total loans	$353,151	333,509	303,980	290,578	280,664	6	26

Loans by Line of Business:
Banking	$124,115	111,260	95,215	90,999	88,239	12	41
Commercial Real Estate	119,402	118,516	116,314	117,233	116,051	1	3
Markets	109,634	103,733	92,451	82,346	76,374	6	44
Total loans	$353,151	333,509	303,980	290,578	280,664	6	26
Trading-related assets:
Trading assets, excluding derivative assets	$198,601	205,356	202,471	168,029	160,166	(3)	24
Derivative assets	23,221	22,474	22,574	24,700	18,883	3	23
Reverse repurchase agreements/securities borrowed	166,833	170,661	130,196	100,268	122,875	(2)	36
Total trading-related assets	$388,655	398,491	355,241	292,997	301,924	(2)	29
Total assets	805,350	787,751	715,683	658,029	632,478	2	27
Total deposits	214,501	224,146	211,051	208,048	209,200	(4)	3
(1)In first quarter 2026, we updated our assumptions and methodologies used to allocate capital as part of our periodic assessments.

Wells Fargo & Company and Subsidiaries
WEALTH AND INVESTMENT MANAGEMENT (WIM) SEGMENT (1)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions, unless otherwise noted)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Income Statement
Net interest income	$905	868	851	785	730	4%	24
Noninterest income:
Investment advisory and other asset-based fees	2,503	2,492	2,353	2,208	2,234	—	12
Commissions and brokerage services fees	438	442	424	400	421	(1)	4
Other	29	19	46	45	19	53	53
Total noninterest income	2,970	2,953	2,823	2,653	2,674	1	11
Total revenue	3,875	3,821	3,674	3,438	3,404	1	14
Net charge-offs	(1)	—	(1)	6	(6)	NM	83
Change in the allowance for credit losses	(9)	(9)	(13)	6	17	—	NM
Provision for credit losses	(10)	(9)	(14)	12	11	(11)	NM
Noninterest expense	3,262	3,074	3,013	2,865	2,946	6	11
Income before income tax expense	623	756	675	561	447	(18)	39
Income tax expense	155	191	169	141	98	(19)	58
Net income	$468	565	506	420	349	(17)	34

Selected Metrics
Return on allocated capital	28.4%	33.6	29.9	25.0	20.9
Efficiency ratio	84	80	82	83	87
Client assets ($ in billions, period-end):
Advisory assets	$1,119	1,127	1,104	1,042	980	(1)	14
Other brokerage assets and deposits	1,364	1,382	1,369	1,304	1,253	(1)	9
Total Company-wide client assets (2)	$2,483	2,509	2,473	2,346	2,233	(1)	11

Total WIM client assets	$2,222	2,244	2,211	2,097	1,996	(1)	11

Selected Balance Sheet Data (average)
Total loans	$88,386	84,949	82,330	81,271	80,930	4	9
Total deposits	112,098	105,542	99,764	99,458	102,097	6	10
Allocated capital	6,500	6,500	6,500	6,500	6,500	—	—

Selected Balance Sheet Data (period-end)
Total loans	$89,537	87,106	83,786	81,327	80,955	3	11
Total deposits	113,659	117,478	103,957	97,318	102,162	(3)	11
NM – Not meaningful
(1)In first quarter 2026, we moved the revenue, noninterest expense, loans, and deposits associated with clients who receive wealth management and financial planning services in our consumer bank branches to Consumer, Small and Business Banking in the Consumer Banking and Lending operating segment. Prior period balances have been revised to conform with the current period presentation.
(2)Includes amounts for clients of the Consumer Banking and Lending operating segment.

Wells Fargo & Company and Subsidiaries
CORPORATE (1)

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Income Statement
Net interest income	$(460)	(199)	(273)	(103)	36	NM	NM
Noninterest income	228	388	449	662	(213)	(41)%	207
Total revenue	(232)	189	176	559	(177)	NM	(31)
Net charge-offs	5	(23)	10	—	—	122	NM
Change in the allowance for credit losses	(3)	(22)	(14)	(12)	(5)	86	40
Provision for credit losses	2	(45)	(4)	(12)	(5)	104	140
Noninterest expense	179	624	650	565	457	(71)	(61)
Income (loss) before income tax benefit	(413)	(390)	(470)	6	(629)	(6)	34
Income tax benefit	(466)	(246)	(173)	(348)	(615)	(89)	24
Less: Net income (loss) from noncontrolling interests	35	60	18	26	(92)	(42)	138
Net income (loss)	$18	(204)	(315)	328	78	109	(77)

Selected Balance Sheet Data (average)
Available-for-sale debt securities	$208,869	203,202	188,103	172,879	161,430	3	29
Held-to-maturity debt securities	202,212	206,595	214,409	220,364	226,714	(2)	(11)
Equity securities	17,487	16,062	16,450	15,493	15,398	9	14
Total assets	649,698	638,732	636,359	601,010	618,339	2	5
Total deposits	86,073	69,024	55,201	46,242	50,576	25	70

Selected Balance Sheet Data (period-end)
Available-for-sale debt securities	$214,935	205,670	198,665	176,235	167,634	5	28
Held-to-maturity debt securities	200,842	204,811	211,069	218,360	224,111	(2)	(10)
Equity securities	17,091	16,451	16,273	15,907	15,138	4	13
Total assets	669,736	638,664	642,044	624,556	621,445	5	8
Total deposits	96,421	73,479	64,407	48,917	47,636	31	102
NM – Not meaningful
(1)All other business activities that are not included in the reportable operating segments have been included in Corporate. Corporate includes corporate treasury and enterprise functions, net of expense allocations, in support of the reportable operating segments (including funds transfer pricing, capital, and liquidity), as well as our investment portfolio and venture capital investments. Corporate also includes results for previously divested businesses.

Wells Fargo & Company and Subsidiaries
CONSOLIDATED LOANS OUTSTANDING – PERIOD-END BALANCES, AVERAGE BALANCES, AND AVERAGE INTEREST RATES

	Quarter ended					Mar 31, 2026 $ Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Period-End Loans
Commercial and industrial	$481,915	452,068	417,904	402,150	390,533	29,847	91,382
Commercial real estate	132,213	132,284	130,250	132,560	134,035	(71)	(1,822)
Lease financing	15,512	15,543	15,311	15,060	16,131	(31)	(619)
Total commercial	629,640	599,895	563,465	549,770	540,699	29,745	88,941
Residential mortgage	240,839	242,190	243,910	245,755	247,613	(1,351)	(6,774)
Credit card	57,277	59,540	56,996	55,318	54,608	(2,263)	2,669
Auto	53,794	50,487	46,041	42,878	41,482	3,307	12,312
Other consumer (1)	35,237	34,055	32,690	30,697	29,440	1,182	5,797
Total consumer	387,147	386,272	379,637	374,648	373,143	875	14,004
Total loans	$1,016,787	986,167	943,102	924,418	913,842	30,620	102,945

Average Loans
Commercial and industrial	$463,064	427,616	405,753	393,602	381,702	35,448	81,362
Commercial real estate	132,134	130,507	131,623	133,661	135,271	1,627	(3,137)
Lease financing	15,462	15,243	14,986	16,046	16,182	219	(720)
Total commercial	610,660	573,366	552,362	543,309	533,155	37,294	77,505
Residential mortgage	241,078	242,848	244,562	246,512	248,739	(1,770)	(7,661)
Credit card	58,215	58,245	56,420	54,985	55,363	(30)	2,852
Auto	52,099	48,231	44,292	41,865	41,967	3,868	10,132
Other consumer	33,973	33,159	31,041	30,048	28,958	814	5,015
Total consumer	385,365	382,483	376,315	373,410	375,027	2,882	10,338
Total loans	$996,025	955,849	928,677	916,719	908,182	40,176	87,843

Average Interest Rates
Commercial and industrial	5.68%	5.94	6.26	6.29	6.34
Commercial real estate	5.62	5.94	6.15	6.17	6.19
Lease financing	5.81	5.86	5.85	5.72	5.78
Total commercial	5.67	5.93	6.23	6.24	6.28
Residential mortgage	3.72	3.72	3.72	3.70	3.68
Credit card	12.31	12.27	12.70	12.65	12.74
Auto	5.72	5.70	5.59	5.48	5.33
Other consumer	6.66	6.98	7.40	7.47	7.61
Total consumer	5.55	5.55	5.59	5.52	5.51
Total loans	5.62	5.78	5.97	5.95	5.96
(1)Includes $28.2 billion, $26.2 billion, $25.1 billion, $23.1 billion, and $21.7 billion at March 31, 2026, and December 31, September 30, June 30, and March 31, 2025, respectively, of securities-based loans originated by the Wealth and Investment Management operating segment.

Wells Fargo & Company and Subsidiaries
NET LOAN CHARGE-OFFS

	Quarter ended
	Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Mar 31, 2026 $ Change from
($ in millions)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Net loan charge-offs	As a % of average loans (1)	Dec 31, 2025	Mar 31, 2025
By product:
Commercial and industrial	$331	0.29%	$157	0.15%	$131	0.13%	$179	0.18%	$108	0.11%	$174	223
Commercial real estate	19	0.06	158	0.48	107	0.32	61	0.18	95	0.28	(139)	(76)
Lease financing	10	0.26	10	0.26	12	0.32	7	0.17	8	0.20	—	2
Total commercial	360	0.24	325	0.22	250	0.18	247	0.18	211	0.16	35	149
Residential mortgage	(14)	(0.02)	(13)	(0.02)	(22)	(0.04)	(3)	—	(15)	(0.02)	(1)	1
Credit card	605	4.21	583	3.97	571	4.02	622	4.54	650	4.76	22	(45)
Auto	63	0.49	60	0.49	50	0.45	30	0.29	64	0.62	3	(1)
Other consumer	86	1.03	91	1.09	93	1.19	101	1.35	99	1.39	(5)	(13)
Total consumer	740	0.78	721	0.75	692	0.73	750	0.81	798	0.86	19	(58)
Total net loan charge-offs	$1,100	0.45%	$1,046	0.43%	$942	0.40%	$997	0.44%	$1,009	0.45%	$54	91
By segment:
Consumer Banking and Lending	$820	0.99%	$775	0.93%	$766	0.93%	$818	1.04%	$877	1.12%	$45	(57)
Commercial Banking	57	0.10	90	0.16	83	0.15	98	0.17	41	0.07	(33)	16
Corporate and Investing Banking	224	0.27	181	0.23	94	0.13	75	0.11	97	0.14	43	127
Wealth and Investment Management	(1)	—	—	—	(1)	—	6	0.03	(6)	(0.03)	(1)	5
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total net loan charge-offs	$1,100	0.45%	$1,046	0.43%	$942	0.40%	$997	0.44%	$1,009	0.45%	$54	91
(1)Quarterly net loan charge-offs (recoveries) as a percentage of average loans are annualized.

Wells Fargo & Company and Subsidiaries
CHANGES IN ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Quarter ended					Mar 31, 2026 $ Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Balance, beginning of period	$14,337	14,311	14,568	14,552	14,636	26	(299)
Provision for credit losses for loans	1,139	1,071	687	1,007	925	68	214
Net loan charge-offs:
Commercial and industrial	(331)	(157)	(131)	(179)	(108)	(174)	(223)
Commercial real estate	(19)	(158)	(107)	(61)	(95)	139	76
Lease financing	(10)	(10)	(12)	(7)	(8)	—	(2)
Total commercial	(360)	(325)	(250)	(247)	(211)	(35)	(149)
Residential mortgage	14	13	22	3	15	1	(1)
Credit card	(605)	(583)	(571)	(622)	(650)	(22)	45
Auto	(63)	(60)	(50)	(30)	(64)	(3)	1
Other consumer	(86)	(91)	(93)	(101)	(99)	5	13
Total consumer	(740)	(721)	(692)	(750)	(798)	(19)	58
Net loan charge-offs	(1,100)	(1,046)	(942)	(997)	(1,009)	(54)	(91)
Other	(2)	1	(2)	6	—	(3)	(2)
Balance, end of period	$14,374	14,337	14,311	14,568	14,552	37	(178)
Components:
Allowance for loan losses	$13,864	13,797	13,744	13,961	14,029	67	(165)
Allowance for unfunded credit commitments	510	540	567	607	523	(30)	(13)
Allowance for credit losses for loans	$14,374	14,337	14,311	14,568	14,552	37	(178)
Ratio of allowance for loan losses to total net loan charge-offs (annualized)	3.11x	3.32	3.68	3.49	3.43
Allowance for loan losses as a percentage of:
Total loans	1.36%	1.40	1.46	1.51	1.54
Nonaccrual loans	164	168	181	180	176
Allowance for credit losses for loans as a percentage of:
Total loans	1.41	1.45	1.52	1.58	1.59
Nonaccrual loans	170	175	188	188	182

Wells Fargo & Company and Subsidiaries
ALLOCATION OF ALLOWANCE FOR CREDIT LOSSES FOR LOANS

	Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Mar 31, 2025
($ in millions)	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class	ACL	ACL as % of loan class
By product:
Commercial and industrial	$4,840	1.00%	$4,510	1.00%	$4,376	1.05%	$4,306	1.07%	$4,331	1.11%
Commercial real estate	2,478	1.87	2,737	2.07	2,965	2.28	3,317	2.50	3,365	2.51
Lease financing	211	1.36	210	1.35	211	1.38	212	1.41	234	1.45
Total commercial	7,529	1.20	7,457	1.24	7,552	1.34	7,835	1.43	7,930	1.47
Residential mortgage (1)	525	0.22	555	0.23	569	0.23	568	0.23	542	0.22
Credit card	4,902	8.56	4,956	8.32	4,907	8.61	4,910	8.88	4,840	8.86
Auto	878	1.63	817	1.62	717	1.56	657	1.53	629	1.52
Other consumer	540	1.53	552	1.62	566	1.73	598	1.95	611	2.08
Total consumer	6,845	1.77	6,880	1.78	6,759	1.78	6,733	1.80	6,622	1.77
Total allowance for credit losses for loans	$14,374	1.41%	$14,337	1.45%	$14,311	1.52%	$14,568	1.58%	$14,552	1.59%
By segment:
Consumer Banking and Lending	$7,732	2.30%	$7,734	2.30%	$7,599	2.29%	$7,458	2.33%	$7,332	2.30%
Commercial Banking	2,287	0.97	2,194	0.96	2,184	0.98	2,368	1.03	2,509	1.10
Corporate and Investing Banking	4,122	1.17	4,167	1.25	4,275	1.41	4,470	1.54	4,444	1.58
Wealth and Investment Management	232	0.26	241	0.28	251	0.30	264	0.32	258	0.32
Corporate	1	0.10	1	0.11	2	0.22	8	0.27	9	0.20
Total allowance for credit losses for loans	$14,374	1.41%	$14,337	1.45%	$14,311	1.52%	$14,568	1.58%	$14,552	1.59%
(1)Includes negative allowance for expected recoveries of amounts previously charged off.

Wells Fargo & Company and Subsidiaries
NONPERFORMING ASSETS (NONACCRUAL LOANS AND FORECLOSED ASSETS)

	Mar 31, 2026		Dec 31, 2025		Sep 30, 2025		Jun 30, 2025		Mar 31, 2025		Mar 31, 2026 $ Change from
($ in millions)	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Balance	% of total loans	Dec 31, 2025	Mar 31, 2025
By product:
Nonaccrual loans:
Commercial and industrial	$1,646	0.34%	$1,312	0.29%	$1,050	0.25%	$925	0.23%	$969	0.25%	$334	677
Commercial real estate	3,779	2.86	3,879	2.93	3,334	2.56	3,556	2.68	3,836	2.86	(100)	(57)
Lease financing	88	0.57	75	0.48	75	0.49	82	0.54	78	0.48	13	10
Total commercial	5,513	0.88	5,266	0.88	4,459	0.79	4,563	0.83	4,883	0.90	247	630
Residential mortgage (1)	2,860	1.19	2,838	1.17	3,057	1.25	3,090	1.26	2,982	1.20	22	(122)
Auto	70	0.13	70	0.14	71	0.15	76	0.18	83	0.20	—	(13)
Other consumer	26	0.07	27	0.08	27	0.08	28	0.09	30	0.10	(1)	(4)
Total consumer	2,956	0.76	2,935	0.76	3,155	0.83	3,194	0.85	3,095	0.83	21	(139)
Total nonaccrual loans	8,469	0.83	8,201	0.83	7,614	0.81	7,757	0.84	7,978	0.87	268	491
Foreclosed assets	299		302		218		207		247		(3)	52
Total nonperforming assets	$8,768	0.86%	$8,503	0.86%	$7,832	0.83%	$7,964	0.86%	$8,225	0.90%	$265	543
By segment:
Consumer Banking and Lending	$2,966	0.88%	$2,941	0.88%	$3,181	0.97%	$3,054	0.97%	$3,011	0.95%	$25	(45)
Commercial Banking	1,668	0.71	1,324	0.58	1,086	0.49	1,489	0.65	1,536	0.67	344	132
Corporate and Investing Banking	3,860	1.09	3,973	1.19	3,276	1.08	3,132	1.08	3,442	1.23	(113)	418
Wealth and Investment Management	274	0.31	265	0.29	289	0.33	289	0.34	236	0.28	9	38
Corporate	—	—	—	—	—	—	—	—	—	—	—	—
Total nonperforming assets	$8,768	0.86%	$8,503	0.86%	$7,832	0.83%	$7,964	0.86%	$8,225	0.90%	$265	543
(1)Residential mortgage loans are not placed on nonaccrual status when they are insured or guaranteed by U.S. government agencies, such as the Federal Housing Administration or the Department of Veterans Affairs.

Wells Fargo & Company and Subsidiaries
COMMERCIAL LOAN PORTFOLIO

	Mar 31, 2026			Dec 31, 2025			Mar 31, 2025
($ in millions)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)	Nonaccrual loans	Loans outstanding balance	Total commitments (1)
Commercial and industrial loans and lease financing by industry:
Financials except banks
Asset managers and funds (2)(3)	$—	76,233	130,181	1	69,752	126,027	1	54,470	100,544
Commercial finance (4)	94	62,139	98,017	108	60,955	97,757	2	51,969	84,815
Consumer finance (5)	124	33,849	48,991	129	27,794	45,321	1	20,209	35,848
Real estate finance (6)	19	37,945	42,277	7	34,514	39,043	12	24,916	28,109
Total financials except banks (3)	237	210,166	319,466	245	193,015	308,148	16	151,564	249,316
Technology, telecom and media	283	30,060	77,594	49	26,552	78,922	68	23,259	60,552
Real estate and construction	82	30,045	62,974	66	29,321	60,900	95	25,411	54,272
Equipment, machinery and parts manufacturing	29	27,972	54,497	33	25,985	54,078	31	25,563	50,572
Retail	143	20,024	43,841	208	19,644	42,865	268	18,623	45,408
Materials and commodities	98	15,082	38,026	100	13,609	35,731	119	14,476	33,883
Oil, gas and pipelines	2	12,367	35,040	3	10,237	31,738	3	10,950	30,638
Food and beverage manufacturing	349	16,886	32,642	286	17,838	33,951	9	16,316	32,215
Auto related	6	17,154	32,452	7	16,984	32,169	7	16,505	31,013
Health care and pharmaceuticals	23	13,242	32,049	22	13,513	31,552	62	13,590	30,564
Diversified or miscellaneous	56	13,758	31,608	58	11,905	29,908	10	10,295	25,897
Utilities	17	8,946	28,618	18	8,232	28,187	1	7,030	25,221
Commercial services	67	12,244	28,329	65	11,481	27,563	88	11,148	27,462
Entertainment and recreation	130	13,835	21,591	17	13,208	20,841	42	13,786	24,967
Insurance and fiduciaries	1	5,658	18,933	1	6,128	19,223	1	5,456	16,832
Transportation services	146	8,888	17,278	156	8,237	16,737	149	9,418	16,563
Other (3)	65	41,100	59,907	53	41,722	61,008	78	33,274	52,423
Total commercial and industrial loans and lease financing	1,734	497,427	934,845	1,387	467,611	913,521	1,047	406,664	807,798
Commercial real estate loans by property type (7):
Apartments	396	36,605	41,787	386	36,974	41,554	352	39,537	43,808
Industrial/warehouse	39	27,469	32,203	42	25,959	31,377	67	23,286	25,576
Office	2,394	20,736	21,689	2,461	21,958	23,360	2,897	26,415	27,611
Hotel/motel	735	12,344	12,885	719	12,764	13,154	239	11,606	12,004
Retail (excluding shopping center)	40	10,287	11,696	43	10,568	11,476	145	11,296	11,915
Shopping center	3	9,477	10,267	53	9,353	9,800	97	7,969	8,404
Institutional	10	5,016	5,422	11	5,402	5,852	13	5,095	5,365
Other	162	10,279	12,112	164	9,306	11,080	26	8,831	10,959
Total commercial real estate loans	3,779	132,213	148,061	3,879	132,284	147,653	3,836	134,035	145,642
Total commercial loans	$5,513	629,640	1,082,906	5,266	599,895	1,061,174	4,883	540,699	953,440
(1)Total commitments consist of loans outstanding plus unfunded credit commitments, excluding issued letters of credit and discretionary amounts where our approval or consent is required prior to any loan funding or commitment increase.
(2)Includes loans for subscription or capital calls and loans to securities firms.
(3)In first quarter 2026, we reclassified prime brokerage margin loans from the asset managers and funds category within the financials except banks industry category to Other. Prior period balances have been revised to conform with the current period presentation.
(4)Includes asset-based lending and leasing, including loans to special purpose entities, loans to commercial leasing entities, and structured lending facilities to commercial loan managers.
(5)Includes originators or servicers of financial assets collateralized by consumer loans such as auto loans and leases, and credit cards.
(6)Includes originators or servicers of financial assets collateralized by commercial or residential real estate loans.
(7)Our commercial real estate (CRE) loan portfolio is comprised of CRE mortgage and CRE construction loans.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY

We also evaluate our business based on certain ratios that utilize tangible common equity. Tangible common equity is a non-GAAP financial measure and represents total equity less preferred equity, noncontrolling interests, goodwill, certain identifiable intangible assets (other than MSRs) and goodwill and other intangibles on venture capital investments in consolidated portfolio companies, net of applicable deferred taxes. The ratios are (i) tangible book value per common share, which represents tangible common equity divided by common shares outstanding; and (ii) return on average tangible common equity (ROTCE), which represents our annualized earnings as a percentage of tangible common equity. The methodology of determining tangible common equity may differ among companies. Management believes that tangible book value per common share and return on average tangible common equity, which utilize tangible common equity, are useful financial measures because they enable management, investors, and others to assess the Company’s use of equity.

The tables below provide a reconciliation of these non-GAAP financial measures to GAAP financial measures.

							Mar 31, 2026 % Change from
($ in millions)		Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Tangible book value per common share:
Total equity		$180,313	183,038	183,012	182,954	182,906	(1)%	(1)
Adjustments:
Preferred stock		(15,348)	(16,608)	(16,608)	(16,608)	(18,608)	8	18
Additional paid-in capital on preferred stock		139	141	141	141	145	(1)	(4)
Noncontrolling interests		(1,916)	(1,920)	(1,858)	(1,843)	(1,816)	—	(6)
Total common stockholders' equity	(A)	163,188	164,651	164,687	164,644	162,627	(1)	—
Adjustments:
Goodwill		(24,965)	(24,967)	(25,069)	(25,071)	(25,066)	—	—
Certain identifiable intangible assets (other than MSRs)		(765)	(823)	(863)	(902)	(65)	7	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(705)	(705)	(698)	(674)	(674)	—	(5)
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,064	1,063	1,062	1,060	954	—	12
Tangible common equity	(B)	$137,817	139,219	139,119	139,057	137,776	(1)	—
Common shares outstanding	(C)	3,064.3	3,092.6	3,148.9	3,220.4	3,261.7	(1)	(6)
Book value per common share	(A)/(C)	$53.25	53.24	52.30	51.13	49.86	—	7
Tangible book value per common share	(B)/(C)	44.98	45.02	44.18	43.18	42.24	—	6
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
TANGIBLE COMMON EQUITY (continued)

		Quarter ended					Mar 31, 2026 % Change from
($ in millions)		Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Return on average tangible common equity:
Net income applicable to common stock	(A)	$5,000	5,114	5,341	5,214	4,616	(2)%	8
Average total equity		183,693	183,844	183,428	183,268	183,358	—	—
Adjustments:
Preferred stock		(16,333)	(16,608)	(16,608)	(18,278)	(18,608)	2	12
Additional paid-in capital on preferred stock		140	141	141	143	145	(1)	(3)
Noncontrolling interests		(1,915)	(1,879)	(1,850)	(1,818)	(1,894)	(2)	(1)
Average common stockholders’ equity	(B)	165,585	165,498	165,111	163,315	163,001	—	2
Adjustments:
Goodwill		(24,967)	(25,055)	(25,070)	(25,070)	(25,135)	—	1
Certain identifiable intangible assets (other than MSRs)		(788)	(847)	(889)	(863)	(69)	7	NM
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(705)	(698)	(674)	(674)	(734)	(1)	4
Applicable deferred taxes related to goodwill and other intangible assets (1)		1,063	1,063	1,061	989	952	—	12
Average tangible common equity	(C)	$140,188	139,961	139,539	137,697	138,015	—	2
Return on average common stockholders’ equity (ROE) (annualized)	(A)/(B)	12.2%	12.3	12.8	12.8	11.5
Return on average tangible common equity (ROTCE) (annualized)	(A)/(C)	14.5	14.5	15.2	15.2	13.6
NM – Not meaningful
(1)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.

Wells Fargo & Company and Subsidiaries
RISK-BASED CAPITAL RATIOS UNDER BASEL III (1)

		Estimated
($ in billions)		Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025
Total equity		$180.3	183.0	183.0	183.0	182.9
Adjustments:
Preferred stock		(15.3)	(16.6)	(16.6)	(16.6)	(18.6)
Additional paid-in capital on preferred stock		0.1	0.1	0.2	0.1	0.1
Noncontrolling interests		(1.9)	(1.8)	(1.9)	(1.9)	(1.8)
Total common stockholders' equity		163.2	164.7	164.7	164.6	162.6
Adjustments:
Goodwill		(25.0)	(25.0)	(25.1)	(25.1)	(25.1)
Certain identifiable intangible assets (other than MSRs)		(0.8)	(0.8)	(0.9)	(0.9)	(0.1)
Goodwill and other intangibles on venture capital investments in consolidated portfolio companies (included in other assets)		(0.7)	(0.7)	(0.7)	(0.7)	(0.7)
Applicable deferred taxes related to goodwill and other intangible assets (2)		1.1	1.1	1.1	1.1	1.0
Other		(2.4)	(2.0)	(2.5)	(2.6)	(2.1)
Common Equity Tier 1 under the Standardized and Advanced Approaches	(A)	135.4	137.3	136.6	136.4	135.6
Preferred stock		15.3	16.6	16.6	16.6	18.6
Additional paid-in capital on preferred stock		(0.1)	(0.1)	(0.2)	(0.1)	(0.1)
Other		(0.2)	(0.2)	(0.2)	(0.2)	(0.2)
Total Tier 1 capital under the Standardized and Advanced Approaches	(B)	150.4	153.6	152.8	152.7	153.9

Long-term debt and other instruments qualifying as Tier 2		17.0	16.7	16.7	17.3	17.6
Qualifying allowance for credit losses (3)		14.7	14.7	14.6	14.6	14.4
Other		(0.3)	(0.3)	(0.4)	(0.4)	(0.4)
Total Tier 2 capital under the Standardized Approach	(C)	31.4	31.1	30.9	31.5	31.6
Total qualifying capital under the Standardized Approach	(B)+(C)	$181.8	184.7	183.7	184.2	185.5

Long-term debt and other instruments qualifying as Tier 2		17.0	16.7	16.7	17.3	17.6
Qualifying allowance for credit losses (3)		4.7	4.6	4.4	4.3	4.3
Other		(0.3)	(0.3)	(0.4)	(0.4)	(0.4)
Total Tier 2 capital under the Advanced Approach	(D)	21.4	21.0	20.7	21.2	21.5
Total qualifying capital under the Advanced Approach	(B)+(D)	$171.8	174.6	173.5	173.9	175.4
Total risk-weighted assets (RWAs) under the Standardized Approach	(E)	$1,315.6	1,294.6	1,242.4	1,225.9	1,222.0
Total RWAs under the Advanced Approach	(F)	$1,124.5	1,112.5	1,072.2	1,070.4	1,063.6

Ratios under the Standardized Approach:
Common Equity Tier 1	(A)/(E)	10.3%	10.6	11.0	11.1	11.1
Tier 1 capital	(B)/(E)	11.4	11.9	12.3	12.5	12.6
Total capital	(B)+(C)/(E)	13.8	14.3	14.8	15.0	15.2

Ratios under the Advanced Approach:
Common Equity Tier 1	(A)/(F)	12.0%	12.4	12.7	12.7	12.7
Tier 1 capital	(B)/(F)	13.4	13.8	14.3	14.3	14.5
Total capital	(B)+(D)/(F)	15.3	15.7	16.2	16.2	16.5
(1)The Basel III capital rules provide for two capital frameworks (the Standardized Approach and the Advanced Approach applicable to certain institutions), and we must calculate our CET1, Tier 1 capital and total capital ratios under both approaches.
(2)Determined by applying the combined federal statutory rate and composite state income tax rates to the difference between book and tax basis of the respective goodwill and intangible assets at period-end.
(3)Differences between the approaches are driven by the qualifying amounts of ACL includable in Tier 2 capital. Under the Advanced Approach, eligible credit reserves represented by the amount of qualifying ACL in excess of expected credit losses (using regulatory definitions) is limited to 0.60% of Advanced credit RWAs, whereas the Standardized Approach includes ACL in Tier 2 capital up to 1.25% of Standardized credit RWAs. Under both approaches, any excess ACL is deducted from the respective total RWAs.

Wells Fargo & Company and Subsidiaries
NET INTEREST INCOME EXCLUDING MARKETS
We also evaluate the Company’s net interest income excluding the net interest income of the Corporate and Investment Banking Markets (Markets) line of business. Markets net interest income includes interest income earned on the assets and interest expense paid on the liabilities of the line of business, as well as funding charges and credits using our funds transfer pricing methodology. Net interest income excluding Markets is a non-GAAP financial measure that management believes is useful because it enables management, investors, and others to assess the net interest income from the Company's lending, investing, and deposit-raising activities without the volatility that may be associated with Markets activities.
The table below provides a reconciliation of this non-GAAP financial measure to a GAAP financial measure.

	Quarter ended					Mar 31, 2026 % Change from
($ in millions)	Mar 31, 2026	Dec 31, 2025	Sep 30, 2025	Jun 30, 2025	Mar 31, 2025	Dec 31, 2025	Mar 31, 2025
Net interest income	$12,096	12,331	11,950	11,708	11,495	(2)%	5
Markets net interest income	481	358	144	104	131	34	267
Net interest income excluding Markets	$11,615	11,973	11,806	11,604	11,364	(3)%	2